                                                                    Exhibit 10.3

                  AMENDMENT AND CONSENT TO AMENDED AND RESTATED
                      SHORT TERM REVOLVING CREDIT AGREEMENT

      AMENDMENT AND CONSENT TO AMENDED AND RESTATED SHORT TERM REVOLVING CREDIT AGREEMENT, dated as of May 31, 2000, among FOSTER WHEELER CORPORATION (herein referred to as the "BORROWER"), the guarantors party hereto (the "GUARANTORS"), the lenders party hereto (each a "LENDER" and collectively, the "LENDERS"), BANK OF AMERICA, N. A., in its capacity as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and FIRST UNION NATIONAL BANK, as Syndication Agent and ABN AMRO BANK N.V., as Documentation Agent.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Amended and Restated Short Term Revolving Credit Agreement, dated as of December 1, 1999 (the "CREDIT AGREEMENT"); and

      WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended in certain respects; and

      WHEREAS, the Borrower has also requested, as permitted under Section 2.18 of the Credit Agreement, that the Lenders consent to an extension of the Revolving Credit Maturity Date for an additional 364 day period after which the then effective Revolving Credit Maturity Date shall be May 30, 2001 (the "EXTENSION") and waive certain provisions applicable thereto; and

      WHEREAS, the undersigned Lenders and the Agents party hereto are willing to so amend the Credit Agreement and consent to the Extension, subject to the terms and conditions hereinafter set forth;

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

      1. GENERAL. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.

      2. EXTENSION CONSENT. As permitted under Section 2.18 of the Credit Agreement, the undersigned Lenders do hereby consent to the Extension, and this consent shall constitute notice by the undersigned Lenders of their consent as required by Section 2.18 of the Credit Agreement.

      3. WAIVER. The Borrower and the undersigned Lenders do hereby waive the 30 day and 27 day prior notice provisions in the fourth sentence of Section 2.18 with regard to the Extension.

      4. PAYMENTS GENERALLY; INTEREST ON OVERDUE AMOUNTS. Section 2.15 of the Credit Agreement shall be and is hereby amended by adding in the appropriate alphabetical order a new subsection as follows:

            "(c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate."

      5. ASSIGNMENTS. Section 10.14 of the Credit Agreement shall be and is hereby amended by deleting the language of subsection (c)(v) thereto and inserting the following language in its place:

            "to the extent the Other Credit Agreement is in effect, the assigning Lender, to the extent such Lender has a commitment under the Other Credit Agreement, shall assign the same percentage of its "Commitment" under the Other Credit Agreement concurrently with such assignment."

      6. REPRESENTATIONS. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Article III of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 3.06 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

      7. EFFECTIVENESS. This Amendment and Consent shall become effective (i) when it shall be executed by the Borrower and those Lenders with an aggregate Revolving Credit Commitment Amount equal to or exceeding 85% of the Total Revolving Credit Commitment in effect as of the 10th day prior to the current Revolving Credit Maturity Date, (ii) each Guarantor shall have executed and delivered to the Lenders their consent to this Amendment in the form set forth below and (iii) the Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request. This Amendment and Consent may be executed in separate counterparts, all of which taken together shall constitute one and the same instrument. This agreement shall be construed and determined in accordance with the laws of the State of New York. Except as herein specifically amended, the Credit Agreement shall be and remain in full force and effect and wherever reference is made in any note, document, letter or other communication to the Credit Agreement, such reference shall, without more, be deemed to refer to the Credit Agreement as amended hereby. The consent and waiver provided in paragraphs 2 and 3 hereof shall be limited specifically as provided for therein and this Amendment and Consent shall not constitute a consent to any other transaction or waiver of the application of the Sections of the Credit Agreement referred to in paragraphs 2 and 3 hereof to any other transaction nor shall it be a waiver or modification of any other term, provision or condition of the Credit Agreement or waiver of any Default or Event of Default except as expressly set forth herein and shall not prejudice or be deemed to prejudice any right that the Agent or any Lender may now have or may have in the future under the Credit Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

ATTEST:                              FOSTER WHEELER CORPORATION, as Borrower


By                                   By
  ----------------------------          -------------------------------------
  Title:                                Title:

                                     FOSTER WHEELER USA
                                        Corporation, as Guarantor


                                     By
                                        Title:

                                     FOSTER WHEELER ENERGY
                                        INTERNATIONAL, INC., as
                                        Guarantor


                                     By
                                        Title:

                                     FOSTER WHEELER ENERGY
                                        CORPORATION, as Guarantor


                                     By
                                        Title:

                                     BANK OF AMERICA, N.A., individually and as
                                        Administrative Agent


                                     By
                                            Title:

                                     FIRST UNION NATIONAL BANK,
                                        individually and as
                                        Syndication Agent


                                     By
                                            Title:



                                     ABN AMRO BANK N.V.,
                                        individually and as
                                        Documentation Agent


                                     By
                                            Title:


                                     By
                                            Title:



                                     TORONTO DOMINION (TEXAS), INC.

                                     By
                                            Title:



                                     NATIONAL WESTMINSTER BANK PLC, NEW
                                         YORK BRANCH


                                     By
                                            Title:

                                     NATIONAL WESTMINSTER BANK PLC,
                                        NASSAU BRANCH


                                     By
                                            Title:



                                     THE BANK OF NOVA SCOTIA


                                     By
                                            Title:



                                     BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY


                                     By
                                            Title:



                                     CITIBANK, N.A.


                                     By
                                            Title:



                                     PARIBAS


                                     By
                                            Title:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By
                                            Title:



                                     SOCIETE GENERALE, NEW YORK
                                        BRANCH


                                     By
                                            Title:

                     GUARANTORS' ACKNOWLEDGEMENT AND CONSENT

      The undersigned, Foster Wheeler USA Corporation, Foster Wheeler Energy International, Inc. and Foster Wheeler Energy Corporation, heretofore, under
Article IX of the Credit Agreement, guaranteed any and all of the Guaranteed Obligations to the Creditors. The undersigned hereby consent to the Amendment to the Credit Agreement as set forth above and confirm that all of the undersigned obligations under the Credit Agreement remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Credit Agreement.

                                       FOSTER WHEELER USA Corporation, as
                                          Guarantor

                                       By
                                          Title:



                                       FOSTER WHEELER ENERGY INTERNATIONAL,
                                          INC., as Guarantor

                                       By
                                          Title:



                                       FOSTER WHEELER ENERGY CORPORATION, as
                                          Guarantor

                                       By
                                          Title: